COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

OF

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2008

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The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the “Trust”) approved the liquidation of the Franklin Global Communications Securities Fund of the Trust (the “Fund”).  As a result of the decision to pursue liquidation of the Fund, no new payment allocations or transfers may be made to the Sub-Accounts investing in the Fund after April 15, 2009.

On or about April 24, 2009 (the “Liquidation Date”), the Fund will cease operations.  Prior to the Liquidation Date, Contract owners with allocations invested in the Portfolios may transfer to any of the other investment options available under the Contract.   This transfer will be free of charge and will not count toward the number of free transfers that you may make each year.  You may call us at 800-457-8803 to make a transfer.

If we do not receive a transfer request from a Contract owner, any funds remaining in the Fund after the close of business on the day prior to the Liquidation Date will be transferred to the Goldman Sachs VIT Money Market Fund, which is a money market fund. These funds will remain invested in the Goldman Sachs VIT Money Market Fund until the Contract owner transfers the funds into another investment option.  For more information about the other investment options under the Contract, see the prospectus for the Franklin Templeton Variable Insurance Products Trust.

For more information, see the Prospectus Supplement for Franklin Templeton Variable Insurance Products Trust dated October 15, 2008.

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The Board of Trustees of Janus Aspen Series (the “Trust”) approved a plan to liquidate the Janus Aspen Perkins Small Company Value Portfolio of the Trust (the “Portfolio”).  As a result of the decision to pursue liquidation of the Fund, no new payment allocations or transfers may be made to the Sub-Accounts investing in the Fund after April 15, 2009.

On or about April 30, 2009 (the “Liquidation Date”), the Portfolio will cease operations.  Prior to the Liquidation Date, Contract owners with allocations invested in the Portfolios may transfer to any of the other investment options available under the Contract.   This transfer will be free of charge and will not count toward the number of free transfers that you may make each year.  You may call us at 800-457-8803 to make a transfer.

If we do not receive a transfer request from a Contract owner, any funds remaining in the Fund after the close of business on the day prior to the Liquidation Date will be transferred to the Goldman Sachs VIT Money Market Fund, which is a money market fund. These funds will remain invested in the Goldman Sachs VIT Money Market Fund until the Contract owner transfers the funds into another investment option.  For more information about the other investment options under the Contract, see the prospectus for the Janus Aspen Series.

For more information, see the Prospectus Supplement for Janus Aspen Series dated February 25, 2009.

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Supplement dated March 10, 2009

CwA Preferred Plus

CwA Advantage IV